                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 5, 2001



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                     0-22717                          22-3265462
---------------           ---------------------              -------------------
(STATE OR OTHER           (COMMISSION FILE NO.)                 (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.

         On March 13, 2001, the Company issued a press release announcing that it had received a Nasdaq Staff Determination letter from Nasdaq on March 6, 2001, notifying it that it was not in compliance with Nasdaq's continuing listing requirements as set forth in Marketplace Rule 4310. Since that time, representatives of our Company and our legal counsel have appeared before a Nasdaq Listing Qualification Panel for a hearing to review the Staff Determination.

         On June 5, 2001, the Company received the Panel's decision granting the Company's request for continued listing, having found the Company to now be in compliance with Marketplace Rule 4310. There can be no assurance, however, that the Company will be able to continue to meet the requirements for continued listing or that the Nasdaq Staff will not again find the Company to be out of compliance with Marketplace Rule 4310. In such an event, the Company may again face delisting from the Nasdaq SmallCap Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACORN PRODUCTS, INC.


Date:  June 13, 2001              By:  /s/ John G. Jacob
                                     -------------------------------------------
                                        John G. Jacob, Vice President and
                                        Chief Financial Officer


















                                      -3-